Redeemable Non-controlling Interest (Tables)	12 Months Ended
Dec. 31, 2018
Redeemable Non-controlling Interest
Schedule of redeemable non-controlling interest

	For the Year Ended
	December 31,
	2016	2017	2018
	RMB	RMB	RMB
Balance as of January 1	—	5,082	5,582
Capital contribution	5,000	—	—
(Loss) /gain	(82)	(298)	2,001
Accretion of redeemable non-controlling interest	164	798	—
Foreign currency translation adjustment, net of nil income taxes	—	—	4
Balance as of December 31	5,082	5,582	7,587